Goldman Sachs Trust

Goldman Sachs High Yield Municipal Fund

Class A, B, C Shares

Institutional Shares
Service Shares

Supplement dated May 12, 2006 to the

Prospectuses Dated February 28, 2006

     The following sentences are hereby added to the fifth full paragraph under “Fund Investment Objectives and Strategies — Goldman Sachs High Yield Municipal Fund — Principal Investment Strategies”:

Discretionary mutual fund wrap programs that use the High Yield Municipal Fund (the “Fund”) as an investment option may allow new customers to select the Fund as an investment option within the program sponsor’s standard pre-determined asset allocation models and to make purchases of shares of the Fund during the Fund’s temporary closures, subject to the following conditions: (i) the sponsor of such program must comply with the limitations (which may include limitations on the volume of purchases of Fund shares) that the Fund or the Investment Adviser believe to be reasonable in the interests of the Fund; (ii) the program sponsor must provide written assurances that it has appropriate controls in place to implement the Fund’s closure policy properly; and (iii) Goldman, Sachs & Co. must approve such sponsor. In addition, the Fund and its Investment Adviser reserve, at all times, the right to reject any order for the purchase of Fund shares from any program sponsor and to close the Fund to any discretionary mutual fund wrap program at any time. Discretionary mutual fund wrap programs that establish the Fund as a new investment option while the Fund is temporarily closed will not be permitted to make purchases of shares of the Fund until the Fund re-opens.